UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report (Date of earliest event reported): June 30, 2008

Beacon Energy Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-147261	20-5754991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

186 North Avenue East Cranford, New Jersey	07016
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (908) 497-9990

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

As previously reported in a Current Report on Form 8-K filed by us on July 7, 2008 (the “Initial Report”), we completed our acquisition of Beacon Energy Corp., a Delaware corporation (“Beacon”), on June 30, 2008, pursuant to that certain Amended and Restated Agreement of Merger and Plan of Reorganization, dated as of June 30, 2008, by and among Laurence Associates Consulting, Inc., a Nevada corporation (“Parent”), Beacon Energy Holdings, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Holdings”), Beacon Acquisition Corp., a Delaware corporation (“Acquisition Corp.”) and wholly-owned subsidiary of Holdings, and Beacon, whereby Acquisition Corp. merged with and into Beacon, with Beacon being the surviving corporation and becoming our wholly owned subsidiary (the “Merger”). In connection with the Merger, on July 7, 2008, we filed the Initial Report, which report included the audited financial statements of Beacon for the fiscal years ended December 31, 2006 and 2007 and the unaudited financial statements of Beacon for the three months ended March 31, 2008. We did not, however, include the financial statements of Smithfield Bioenergy LLC (“Smithfield”), from whom Beacon acquired substantially all of its operating assets on May 15, 2008 in exchange for $10,825,000 (in a substantial business acquisition), as we intended to file such financial statements within 71 days following July 7, 2008, the date on which the Initial Report was due.

Subsequent to our filing of the Initial Report, we encountered several unanticipated difficulties and delays in collecting certain information necessary for our auditors to complete their audit of Smithfield’s financial statements for the fiscal years ended December 31, 2006 and 2007. Such difficulties were compounded by the fact that portions of the requisite information are exclusively in the control of Smithfield Foods, Inc., Smithfield’s former corporate parent (the “Smithfield Parent”), and the relative immateriality of Smithfield’s assets to the Smithfield Parent. As a consequence of these difficulties and delays, we will not be able to timely file Smithfield’s financial statements. Once completed, however, all required financial disclosure with respect to Smithfield will be promptly filed in a subsequent amendment to the Initial Report. We would like to note that the Smithfield financial statements, once filed, will include periods during which the assets purchased by Beacon, and the business operations related thereto, were still under development, as such assets did not commence full scale operations until 2007. Furthermore, in April 2007, the Smithfield Parent announced that it was exiting the biodiesel business and began reporting Smithfield’s assets as “discontinued operations,” though these assets continued in production subsequent to such announcement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON ENERGY HOLDINGS, INC.

Dated: September 16, 2008	By:	/s/ Dylan K. Remley
Name: Dylan K. Remley
Title: President and Chief Executive Officer